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                                                                      EXHIBIT 21

DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

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                       COMPANY NAME                         WHERE INCORPORATED
                       ------------                         ------------------
DOMESTIC

Alphasem Corporation                                        Arizona
Avborne Accessory Group, Inc.                               Delaware
Bayne Machine Works, Inc.                                   South Carolina
Belvac Production Machinery, Inc.                           Virginia
Canada Organization & Development LLC                       Delaware
Carrillo Industries Inc.                                    California
CCI Field Services, Inc.                                    Delaware
Chief Automotive Technologies, Inc.                         Delaware
Clove Park Insurance Company                                New York
Colder Products Company                                     Minnesota
Cook Repair Services, Inc.                                  Delaware
CP Formation LLC                                            Delaware
CPI Products, Inc., a Delaware Corporation                  Delaware
Crenlo LLC                                                  Delaware
Datamax Bar Code Products Corporation                       Minnesota
Datamax Corporation                                         Delaware
Datamax International Corporation                           Delaware
DD1, Inc                                                    Delaware
DDI Properties, Inc.                                        California
DEK U.S.A., Inc.                                            Delaware
DEK USA Logistics, Inc.                                     Delaware
Delaware Capital Formation, Inc.                            Delaware
Delaware Capital Holdings, Inc.                             Delaware
De-Sta-Co Cylinders, Inc.                                   Delaware
DFH Corporation                                             Delaware
Dielectric Laboratories, Inc.                               Delaware
DIPC Corp.                                                  Delaware
Dover DEI Services, Inc.                                    Delaware
Dover Diversified De, Inc.                                  Delaware
Dover Diversified, Inc.                                     Delaware
Dover Electronics, Inc.                                     Delaware
Dover Europe, Inc.                                          Delaware
Dover Global Holdings, Inc.                                 Delaware
Dover Industries, Inc.                                      Delaware
Dover Resources, Inc.                                       Delaware
Dover Systems, Inc.                                         Delaware
Dover Technologies International, Inc.                      Delaware
Dow-Key Microwave Corporation                               Delaware
DP Manufacturing Inc.                                       Delaware
EOA Systems, Inc.                                           Delaware
Everett Charles Technologies                                Delaware
Flexbar, Inc.                                               Delaware
Forward Manufacturing Company, Inc.                         Texas
Gerald L. Greer Co.                                         Delaware
Graphics Microsystems, Inc.                                 California

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
Hover-Davis, Inc.                                           Delaware
Hydro Systems Company                                       Delaware
Hydromotion, Inc.                                           Delaware
Imaje Hi Res                                                Arizona
Imaje Ink Jet Printing Corp.                                Georgia
J E Pistons Inc.                                            California
K&L Microwave, Inc.                                         Delaware
K. S. Boca Inc.                                             Florida
Kalyn/Siebert I, Inc.                                       Texas
Kalyn/Siebert LP                                            Texas
Knappco Corporation                                         Delaware
Knowles Electronics Holdings, Inc.                          Delaware
Knowles Electronics LLC.                                    Delaware
Knowles Intermediate Holding, Inc.                          Delaware
Knowles Electronics Sales Corp.                             Delaware
Knowles Manufacturing Ltd.                                  Delaware
KS Formation, Inc.                                          Delaware
Kurz-Kasch, Inc.                                            Delaware
Marathon Equipment Company                                  Delaware
Mark Andy, Inc.                                             Missouri
Midland Manufacturing Corporation                           Delaware
Multitest Electronic Systems, Inc.                          Delaware
Nova Controls                                               California
Novacap, Inc.                                               Delaware
OK Holdings, Inc.                                           Delaware
OK International, Inc.                                      California
OPW Epsilon Inc.                                            Delaware
OPW Fuel Management Systems                                 Delaware
PDQ Manufacturing, Inc.                                     Delaware
Performance Motorsports, Inc.                               California
Pioneer Labels, Inc.                                        Illinois
PISCES by OPW, Inc.                                         Delaware
ProRod USA                                                  California
Provacon, Inc.                                              Delaware
Quartzdyne Inc.                                             Delaware
Regan Corporation Services, Inc.                            Oklahoma
Revod Corporation                                           Delaware
Richards Industry Inc.                                      Delaware
Robohand, Inc.                                              Delaware
Rosenheim Automation Systems Corporation                    California
Sanger Works Factory Holdings, LLC                          Delaware
Sanger Works Factory, Inc                                   California
SE Liquidation, LLC                                         Delaware
Sonic Industries, Inc.                                      California
Sure Seal, Inc.                                             Delaware
SWEP North America Inc.                                     Delaware
Texas Hydraulics, Inc.                                      Delaware
The Heil Co.                                                Delaware
Tipper Tie, Inc.                                            Delaware
Tisma Machinery Corporation                                 Illinois
Tranter PHE, Inc.                                           Delaware
Triton Systems of Delaware, Inc.                            Delaware

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
Tubular Products Company Inc.                               Delaware
Tulsa Winch, Inc.                                           Delaware
Unified Brands, Inc.                                        Delaware
Universal Instruments Corporation                           Delaware
US Synthetic Corporation                                    Utah
US Synthetic Southwest Marketing Inc.                       Utah
US Synthetic Texas, Ltd                                     Utah
Vectron International LLC                                   Delaware
Vitronics Soltec Corporation                                Delaware
Voltronics Corporation                                      New Jersey
VWS LLC                                                     Delaware
Wabash Magnetics, LLC                                       Delaware
Warn Industries, Inc.                                       Delaware
Waukesha Bearings Corporation                               Wisconsin
Wilden Pump and Engineering LLC                             Delaware
Wiseco Piston, Inc.                                         Delaware

FOREIGN

Acumen Technology (M) Sdn. Bhd.                             Malaysia
ALMATEC Maschinenbau GmbH                                   Germany
Alphasem (Shenzhen) Co., Ltd.                               China
Alphasem (Suzhou) Co., Ltd.                                 China
Alphasem AG                                                 Switzerland
Alphasem Asia Ltd.                                          Hong Kong
Alphasem Asia Pte. Ltd.                                     Singapore
Alphasem Far East (L) Ltd.                                  Malaysia
Alphasem Holding GmbH                                       Switzerland
Alphasem Korea Ltd.                                         South Korea
Alphasem Philippines                                        Philippines
atg test systems asia Ltd.                                  Taiwan
atg test systems GmbH & Co KG                               Germany
Blackmer - Mouvex SA                                        France
Blackmer Flow Technologies                                  Canada
Blackmer Mouvex, Ltd.                                       United Kingdom
BlitzRotary GmbH                                            Germany
BN OPW, Srl                                                 Italy
Calypso Europe Limited                                      United Kingdom
CCMOP SAS                                                   France
Chambon SAS                                                 France
Charles Roberts Engineering Ltd                             United Kingdom
Colder Products Company Gmbh                                Germany
Colder Products Company Limited                             Hong Kong
Compressor Valve Engineering Ltd                            United Kingdom
CPI Europa GmbH                                             Germany
CPI Europe Limited                                          United Kingdom
C-Tech Energy Services Inc.                                 Canada
Datamax Holdings Limited                                    United Kingdom
Datamax London Limited                                      United Kingdom
DEK Asia Pacific Private Limited                            Singapore
DEK Consulting (Shanghai) Co., Ltd.                         China
DEK International GmbH                                      Switzerland

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
DEK Northern Europe Limited                                 United Kingdom
DEK Printing Machines (Shenzhen) Co., Ltd.                  China
DEK Printing Machines GmbH                                  Germany
DEK Printing Machines Limited                               United Kingdom
DEK Technologies (Suzhou) Co. Ltd.                          China
DEK Technologies S.A.S.                                     France
De-Sta-Co (Asia) Company, Limited                           Thailand
DE-STA-CO Benelux B.V.                                      Netherlands
De-Sta-Co Metallerzeugnisse GmbH                            Germany
De-Sta-Co Metallerzeugnisse GmbH & Co. Werkzeugtechnik      Germany
De-Sta-Co-Ema Industria e Comercio Ltda.                    Brazil
Dielectric Laboratories Asia Trading (Shanghai) Co., Ltd.   China
Dover Asia Trading Private Ltd.                             Singapore
Dover Corporation (Canada) Limited                          Canada
Dover CR, spol s r.o.                                       Czech Republic
Dover do Brasil Ltda.                                       Brazil
Dover Exports, Ltd.                                         Barbados
Dover France Holdings, S.A.S.                               France
Dover France Participations SAS                             France
Dover France Technologies S.A.S.                            France
Dover German Holdings GmbH                                  Germany
Dover German Intra-Group Service GmbH                       Germany
Dover German Partnership Holdings GmbH                      Germany
Dover Germany GmbH                                          Germany
Dover Holdings de Mexico SA DE CV                           Mexico
Dover Hungary Board Test Manufacturing KFT                  Hungary
Dover Hungary KFT                                           Hungary
Dover India Pvt., Ltd.                                      India
Dover International B.V.                                    Netherlands
Dover Italy Holdings S.r.l.                                 Italy
Dover Italy S.r.L.                                          Italy
Dover Luxembourg Finance Sarl                               Luxembourg
Dover Luxembourg Holdings Sarl                              Luxembourg
Dover Luxembourg S.N.C.                                     Luxembourg
Dover Netherlands Services B.V.                             Netherlands
Dover Resources UK Sales Ltd                                United Kingdom
Dover Singapore Private Limited                             Singapore
Dover Switzerland Holding GmbH                              Switzerland
Dover UK Holdings Limited                                   United Kingdom
Dover UK Sales Ltd                                          United Kingdom
Everett Charles Technologies (Shenzhen) Limited             China
Everett Charles Technologies, Ltd.                          United Kingdom
Graphics Microsystems, N.V.                                 Belgium
Harbor Electronics SBN                                      Malaysia
Heil Asia Limited                                           Thailand
Heil Trailer Internacional S.A.                             Argentina
Heil Trailer International Holdings Ltd.                    United Kingdom
Heil Trailer International SAS                              France
Heil Trailer International, Ltd.                            United Kingdom
Heil-Europe Limited                                         United Kingdom
Hill Phoenix de Mexico, S.A. de C.V.                        Mexico
Hydro Nova Europe, Ltd.                                     United Kingdom

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
Hydronova Australia-NZ Pty Ltd                              Australia
Imaje (China) Co., Limited                                  China
Imaje AB                                                    Sweden
Imaje Ag (Switzerland)                                      Switzerland
Imaje Argentina S.A.                                        Argentina
Imaje ASPAC Pte. Ltd.                                       Singapore
Imaje B.V.                                                  Netherlands
Imaje Beteiligungs GmbH                                     Germany
Imaje Canada Inc.                                           Canada
Imaje Coding Technologies Ltd (New Zealand)                 New Zealand
Imaje Coding Technology (M) Sdn Bhd                         Malaysia
Imaje Coding Technology Pty Ltd (Australia)                 Australia
Imaje De Mexico S.A. De C.V.                                Mexico
Imaje Do Brasil Impressoras                                 Brazil
Imaje GmbH                                                  Germany
Imaje Hong Kong Ltd                                         Hong Kong
Imaje India Private Limited                                 India
Imaje Ink Jet Nv/Sa                                         Belgium
Imaje Inkjet Ireland Ltd.                                   Ireland
Imaje Italia Srl                                            Italy
Imaje Kk                                                    Japan
Imaje Korea Co. Ltd                                         South Korea
Imaje LLC                                                   Russian Federation
Imaje Nordic AB                                             Sweden
Imaje S.A.                                                  France
Imaje Siam Co., Ltd.                                        Thailand
Imaje Singapore Ltd.                                        Singapore
Imaje Software Development Centre Pvt. Ltd.                 India
Imaje Taiwan Ltd.                                           Taiwan
Imaje Technologies Codificacao                              Portugal
Imaje Technologies De Codificacion, Sa                      Spain
Imaje UK Ltd.                                               United Kingdom
Imaje Verpachtungs GmbH                                     Germany
Interswep A.B.                                              Sweden
K&L Microwave DR, Inc.                                      Dominican Republic
Knowles Electronics (Malaysia) Sdn. Bhd.                    Malaysia
Knowles Electronics (Suzhou) Co. Ltd.                       China
Knowles Electronics (Weifang) Co. Ltd.                      China
Knowles Electronics France                                  France
Knowles Electronics Germany Gmbh                            Germany
Knowles Electronics Japan K.K.                              Japan
Knowles Electronics Singapore Pte. Ltd.                     Singapore
Knowles Electronics Taiwan Ltd.                             Taiwan
Knowles Europe                                              United Kingdom
Knowles IPC (Malaysia) Sdn. Bhd.                            Malaysia
L&M Test (Suzhou) Limited                                   China
Luther & Maelzer Dongguan                                   China
Luther & Maelzer Gmbh                                       Germany
Luther & Maelzer Taiwan                                     Taiwan
Mark Andy AG                                                Switzerland
Mark Andy France                                            France
Mark Andy, UK Limited                                       United Kingdom

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
Markpoint Holding AB                                        Sweden
Markpoint Real Estate B.V.                                  Netherlands
Markpoint System AB                                         Sweden
Mouvex GmbH                                                 Germany
Multitest Electronic Systems (Asia) Pte. Ltd.               Singapore
Multitest Elektronische Systeme GmbH                        Germany
Nanjing TVT Technologies Ltd.                               China
Nimaser BV                                                  Netherlands
OK Electronics (Beijing) Co., Ltd.                          China
OK International (Japan) Co.                                Japan
OK International (UK) Ltd.                                  United Kingdom
OK International France SA                                  France
OK International GmbH                                       Germany
OPW Fluid Transfer Group Europe B.V.                        Netherlands
OPW Fueling Components (SuZhou) Co., Ltd.                   China
OPW Fueling Components Europe B.V.                          Netherlands
P.S. Technology (Penang) SDN B.H.D.                         Malaysia
Perfect Bore Ltd.                                           United Kingdom
Petro Vend, Inc. [Poland]                                   Poland
ProX Inter, B. V.                                           Netherlands
PullMaster Winch Corporation                                Canada
Rasco Automation Asia PTE LTD                               Singapore
Rasco GmbH                                                  Germany
Revod Sweden AB                                             Sweden
RG Industries Ltd.                                          Canada
RPA Process Technologies SAS                                France
Sargent Aerospace Canada, Inc.                              Canada
SCI IMMOC                                                   France
Soltec, B.V.                                                Netherlands
SSE Sister Semiconductor Equipment GmbH                     Germany
St. Neots Sheet Metal Co. Limited                           United Kingdom
SWEP A.G.                                                   Switzerland
SWEP HEAT EXCHANGER (Beijing) Co., Ltd.                     China
Swep Iberica S.A.s.v.                                       Spain
Swep International A.B.                                     Sweden
Swep Japan K.K.                                             Japan
SWEP Malaysia Sdn. Bhd.                                     Malaysia
SWEP Slovakia s.r.o.                                        Slovak Republic
Syfer Technology Limited                                    United Kingdom
Technopack Ewald Hagedoen Nederland B.V.                    Netherlands
Test Solutions (Suzhou) Co., Ltd.                           China
Tipper Tie Alpina AG                                        Switzerland
Tipper Tie Technopack                                       Germany
TQ Slovakia SRO                                             Slovak Republic
Tranter GmbH                                                Germany
Tranter Heat Exchangers Pty. Ltd.                           Australia
Tranter Italy SRL                                           Italy
Tranter KFt.                                                Hungary
Tranter PHE AB                                              Sweden
Tranter SAS                                                 France
Tranter spol. S.r.o.                                        Czech Republic
Tranter Warmetauscher GmbH                                  Austria
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
Tranter, Ltd                                                United Kingdom
Universal Electronic Assembly Philippines Corporation       Philippines
Universal Instruments (Electronics) Ltd.                    United Kingdom
Universal Instruments (Hong Kong) Limited                   Hong Kong
Universal Instruments (Malaysia) Sdn Bhd                    Malaysia
Universal Instruments Corp. (Singapore) Pte. Ltd.           Singapore
Universal Instruments De Mexico S.A. De C.V.                Mexico
Universal Instruments GmbH                                  Germany
Universal Instruments Iberica, Sl                           Spain
Universal Instruments Japan Ltd.                            Japan
Universal Instruments Korea Ltd.                            South Korea
Universal Instruments Manufacturing (Shenzhen) Co., Ltd.    China
Universal Instruments Nordic AB                             Sweden
Universal Instruments S.A.R.L.                              France
Vectron Frequency Devices GmbH                              Switzerland
Vectron International (Shanghai) Co. Ltd.                   China
Vectron International GmbH & Co KG                          Germany
Vectron International Verwaltungs GmbH                      Germany
Vectron International, Ltd.                                 Canada
Vitronics Soltec GmbH                                       Germany
Vitronics Soltec Groep, B.V.                                Netherlands
Vitronics Soltec Pte. Ltd.                                  Singapore
Vitronics Soltec Technologies (Suzhou) Co. Ltd.             China
Waukesha Bearings Limited                                   United Kingdom
Wei Li Pump Shanghai Co., LTD.                              China
Wilden Argentina SRL                                        Argentina
Yat Sing Precision Parts Limited                            Hong Kong
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